SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 6, 2002


                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

    Kansas                       1-04721                    48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S.Employer
                                                        Identification No.)


 6200 Sprint Parkway, Overland Park, Kansas                        66251
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (913) 624-3000



      (Former name or former address, if changed since last report)


             P. O. Box 11315, Kansas City, Missouri 64112
           (Mailing address of principal executive offices)


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Item 9.  Regulation FD Disclosure.

Statements of CEO and CFO. On August 6, 2002, the Chief Executive Officer and the Chief Financial Officer of the registrant sent to the Securities and Exchange Commission their sworn statements in compliance with the SEC's order of June 27, 2002 (File No. 4-460) pursuant to Section 21(a) of the Securities Exchange Act of 1934.
































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The statement of the Chief Executive Officer is as follows:

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, William T. Esrey, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sprint Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Sprint Corporation's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report of Sprint Corporation on Form 10-K for the year ended December 31, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sprint Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o  any amendments to any of the foregoing.



August 6, 2002                /s/ William T. Esrey
Date                          William T. Esrey


Subscribed and sworn to before me this 6th day of August 2002.


                              /s/  Rita M. Howard
My Commission Expires:           Notary Public
February 25, 2004



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The statement of the Chief Financial Officer is as follows:

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Robert J. Dellinger, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sprint Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Sprint Corporation's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report of Sprint Corporation on Form 10-K for the year ended December 31, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sprint Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o  any amendments to any of the foregoing.


August 6, 2002                /s/ Robert J. Dellinger
Date                          Robert J. Dellinger

Subscribed and sworn to before me this 6th day of August 2002.


                              /s/ Rita M. Howard
My Commission Expires:          Notary Public

February 25, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SPRINT CORPORATION


Date: August 7, 2002            By: /s/ Michael T. Hyde
                                     Michael T. Hyde
                                     Assistant Secretary























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